SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 15, 2007

CVS CAREMARK CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-01011		05-0494040
(Commission File Number)		(IRS Employer Identification No.)

One CVS Drive Woonsocket, Rhode Island		02895
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (401) 765-1500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01  Other Events

Set forth below are the certified voting results for the matters submitted to a vote of shareholders at the Company’s Annual Meeting of Shareholders held on May 9, 2007.  These voting results are being provided in this Current Report since certification of the results by the inspector of election for the Annual Meeting was completed on May 15, 2007 and the results therefore were not announced at the Annual Meeting.

For the 2007 Annual Meeting:
Total eligible votes were 1,518,068,830;
Total votes cast were 1,091,672,488; and
Percentage of total eligible votes voted (i.e., quorum) was 71.91%.

Each director is elected by a majority of the votes cast with respect to that director’s election (by the holders of shares of common stock and ESOP preference stock present in person or by proxy at the meeting and entitled to vote, voting as a single class).  Votes “against” a director’s election count as a vote cast, but “abstentions” and “broker non-votes” do not count as a vote cast with respect to that director’s election.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

Proxy Item 1—Election of Directors			N/A	N/A
Edwin M. Banks	1,023,309,568	58,264,526
C. David Brown II	1,016,593,224	64,904,327
E. Mac Crawford	1,006,404,750	71,777,678
David W. Dorman	991,262,220	90,717,817
Kristen E. Gibney Williams	1,024,188,246	57,444,057
Roger L. Headrick	606,585,338	453,175,142
Marian L. Heard	997,580,413	84,368,998
William H. Joyce	1,013,878,826	68,118,421
Jean-Pierre Millon	1,010,603,403	70,378,217
Terrence Murray	1,007,610,763	74,297,341
C.A. Lance Piccolo	729,571,199	350,384,689
Sheli Z. Rosenberg	985,826,896	96,174,280
Thomas M. Ryan	1,015,913,591	66,130,081
Richard J. Swift	1,018,923,109	62,553,178

Proxy Item 2. Proposal to ratify the appointment of KPMG LLP as the company’s independent registered public accounting firm for the 2007 fiscal year.	1,066,647,730	16,222,455	8,802,303	N/A

Proxy Item 3. Proposal to adopt the Company’s 2007 Employee Stock Purchase Plan.	804,502,906	13,109,420	9,298,015	264,762,147

Proxy Item 4. Proposal to adopt the Company’s 2007 Incentive Plan.	987,713,195	93,707,280	10,252,013	N/A

Proxy Item 5. Stockholder proposal regarding limits on CEO compensation.	39,214,581	775,134,018	12,561,742	264,762,147

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

Proxy Item 6. Stockholder proposal regarding separation of the roles of Chairman and CEO.	418,401,758	375,099,076	33,409,507	264,762,147

Proxy Item 7. Stockholder proposal regarding sustainability reporting by the Company.	268,659,468	418,503,312	139,747,561	264,762,147

Proxy Item 8. Stockholder proposal regarding the relationship between the Company and compensation consultants.	365,800,732	451,371,653	9,737,956	264,762,147

Proxy Item 9. Stockholder proposal regarding the Company’s policy on stock option grants.	340,067,525	362,779,553	42,137,901	346,687,509

As indicated above, Proxy Item 6 (Stockholder proposal regarding separation of the roles of Chairman and CEO) received majority support of the votes cast.  While this shareholder vote is non-binding, the Company’s Nominating and Corporate Governance Committee will review this matter fully and give careful consideration to an appropriate response.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVS CAREMARK CORPORATION
Date:	May 16, 2007	By:	/s/ Douglas A. Sgarro

			Name:	Douglas A. Sgarro
			Title:	Executive Vice President and Chief Legal Officer